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                                                                  Exhibit 10.36


                Fifth Amendment to Registration Rights Agreement

     This Fifth Amendment to the Registration Rights Agreement, dated as of October 1, 1996 (the "FIFTH AMENDMENT"), by and among Transkaryotic Therapies, Inc., a Delaware corporation (the "COMPANY"), and the holders (the "HOLDERS") of at least 51% of the Registrable Shares, as such term is defined in the Registration Rights Agreement (as defined below), hereby amends the Registration Rights Agreement, dated as of November 3, 1993, by and among the Company and the Purchasers listed on Schedule A thereto, as amended by (i) the Consent and Amendment, dated as of November 18, 1993, (ii) the Amendment to Registration Rights Agreement, dated as of May 18, 1994, (iii) the Second Amendment to the Registration Rights Agreement, dated as of March 1, 1995, (iv) the Third Amendment to Registration Rights Agreement, dated as of October 26, 1995, (v) the Fourth Amendment to Registration Rights Agreement, dated as of July 10, 1996 and (vi) the Supplemental Class G Preferred Stock Purchase Agreement, dated as of August 7, 1996 (as so amended, the "REGISTRATION RIGHTS AGREEMENT").

     WHEREAS, pursuant to the Registration Rights Agreement, the Company has granted certain registration rights (the "REGISTRATION RIGHTS") to the Holders; and

     WHEREAS, in connection with the purchase by Hoechst Marion Roussel, Inc. ("HMRI") of $5 million of shares of the Company's Common Stock, $.01 par value per share, at a price per share equal to the initial public offering price (the "HMRI Shares"), the Company and the Holders desire to amend the Registration Rights Agreement in accordance with the provisions of Section 11 thereof to provide registration rights with respect to the HMRI Shares and to include the HMRI Shares as Registrable Shares under the Registration Rights Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. AMENDMENT OF REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement is hereby amended as follows:

     1.1 Section 1(a) of the Registration Rights Agreement shall be deleted in its entirety, and the following shall be substituted therefor:

          "SHARES" shall mean the shares of Class B Preferred Stock purchased pursuant to the Class B Purchase Agreement, the shares of Class C Preferred Stock purchased pursuant to the Class C Purchase Agreement, the shares of Class D Preferred Stock purchased pursuant to the Class D Purchase Agreement, the Shares of Class E Preferred Stock purchased pursuant to the Class E Preferred Stock Purchase Agreement, the shares of Class F Preferred Stock purchased pursuant to the Class F Preferred Stock Purchase Agreement, the shares of Class G Preferred Stock purchased pursuant to the Class G Preferred Stock Purchase Agreement and the Supplemental Class G Preferred Stock


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Agreement dated as of August 7, 1996, and the HMRI Shares purchased pursuant to the Class D Purchase Agreement, collectively.

     1.2 The term "REGISTRABLE SHARES", as defined in Section 1(b) of the Registration Rights Agreement, is hereby amended to include the HMRI Shares and any other shares of Common Stock issued with respect to the HMRI Shares by reason of stock dividends, stock splits, recapitalizations, reorganization, or similar corporate action.

     1.3 The term "HOLDER", as defined in Section 1(c) of the Registration Rights Agreement, is hereby amended to include HMRI (in its capacity as holder of any Shares and the HMRI Shares and for so long as it holds such Shares of HMRI Shares), and such of its respective successors and assigns who acquire Shares of HMRI Shares in accordance with the terms of the Registration Rights Agreement and who agree in writing with the Company to acquire and hold the Shares or HMRI Shares subject to all of the restrictions thereof but in no event shall "Holder" include any transferee of HMRI Shares pursuant to sales made under a registration statement filed under the Securities Act.

     1.4 Section 2 of the Registration Rights Agreement is hereby amended to add the following at the end of the second sentence thereof: ", PROVIDED, HOWEVER, that, and notwithstanding the foregoing, in the event of a registration initiated by the Holder(s) of the HMRI Shares with respect to the HMRI Shares, the HMRI Shares shall be the last to be excluded."

     1.5 Section 3 of the Registration Rights Agreement is hereby amended to add the following sentence after the second sentence thereof: "Notwithstanding the foregoing, and without regard to such 30% and 15% requirements or such 12-month limitation, the Holder(s) of the HMRI Shares may on one occasion request the Company to cause the HMRI Shares to be registered under the Securities Act pursuant to the procedures set forth in this Section 3; PROVIDED, HOWEVER, that such request shall be in addition to the other rights of the Holder(s) of the HMRI Shares under this Section 3 or Section 2; PROVIDED, FURTHER, that in the event of a firm commitment underwriting of the HMRI Shares, such underwriter(s) shall be chosen by the Company, subject to the approval of the Holder(s) of the HMRI Shares, which approval shall not be unreasonably withheld."

     1.6 Section 6.1 of the Registration Rights Agreement is hereby amended to add the following in clause (b) after the words "Form S-3" and before the closing parenthesis: ", but not excluding a demand registration of HMRI Shares."

     1.7 The provisions of Section 9 of the Registration Rights Agreement are hereby amended to include the HMRI Shares.

     1.8 Section 16.3 of the Registration Rights Agreement is hereby amended to add the following in the third sentence thereof after the words "Notwithstanding the foregoing," and before the words "no course of": "no change in, addition to, or noncompliance by the Company with respect to, the rights of the Holder(s) of the HMRI Shares only with respect to one demand registration as set forth in
Section 3 under this Agreement may be made or waived without the prior written consent of the Holder(s) of the HMRI Shares, and".

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     1.9  Except as expressly amended hereby, the Registration Rights Agreement shall remain in full force and effect.

2.   Miscellaneous.
     -------------

     2.1 GOVERNING LAW. This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof.

     2.2 HEADINGS. The headings contained in this Fifth Amendment are for reference purposes only and shall not affect the meaning, interpretation, enforceability or validity of this Fifth Amendment.

     2.3 COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same document.

     IN WITNESS WHEREOF, the Company and the Holders have each caused this Fifth Amendment to Registration Rights Agreement to be executed by their duly authorized officers as of the date first written above.

                                     TRANSKARYOTIC THERAPIES, INC.

                                     By:  /s/ Richard F Selden
                                          ------------------------
                                          Richard F Selden
                                          President and
                                          Chief Executive Officer

                                     HOLDERS

                                     WARBURG, PINCUS CAPITAL COMPANY, L.P.

                                             By:  Warburg, Pincus & Co.
                                                  Its General Partner

                                                  By: /s/ James E. Thomas
                                                      ------------------------
                                                      James E. Thomas
                                                      Partner

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                                     HOECHST MARION ROUSSEL, INC.

                                     By:  /s/ Rebecca Tilden
                                          ------------------------
                                          Name:  Rebecca Tilden
                                          Title: Vice President, Assistant
                                                 General Counsel and Assistant
                                                 Secretary

                                     H&Q LIFE SCIENCES INVESTORS

                                     By:  /s/ Alan Carr
                                          ------------------------
                                          Name:  Alan Carr
                                          Title: President

                                     H&Q HEALTHCARE INVESTORS

                                     By:  /s/ Alan Carr
                                          ------------------------
                                          Name:  Alan Carr
                                          Title: President

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